EXHIBIT 10.1

                                 No.

Labor contract

Party A: Qianxian Guangshi (Beijing) Media and Advertisement Co., Ltd.

Party B:   Xu Yong

Date:    September 3rd, 2012

  This contract is signed on a mutuality voluntary basis by and between the following employer and employee in accordance with the Labor Law of People’s Republic of China, Labor Contract Law and relevant laws and regulations.

Chapter 1 Basic information of both parties of the labor contract

Article 1   Party A: Qianxian Guangshi (Beijing) Media and Advertisement Co., Ltd.

   Legal representative (person in charge) or agent:  Zhao Yahong

   Registered address:  Tongzhou district, Beijing City

   Business address:  Chaoyang district, Beijing City

Article 2   Party B: Xu Yong         Gender:  Male

  ID No.: 110221196803042219

  Family Address:                  Telephone:  13366891258

  Housing Address in Beijing:

Chapter 2 Term of labor contract

Article 3: The contract is the fixed-term labor contract.

   This contract becomes effective in September 3rd, 2012, and it will terminate in September 2nd, 2015.

Chapter 3 Job descriptions and working place

Article 4 According to Party A’s job requirement, Party B agrees to be as the Chairman of the directors of the company.

Article 5 According to characteristic of post, the working area or working place of Party B shall be Beijing.

Article 6 Work of Party B shall achieve the standard that Party A requires.

  Party B can’t adapt to the job or doesn’t have the qualification to do the job, Party A has the right to withdraw it from the working unit. Through the adjustment and training, if Party B still can’t act as the job, Party A has the right to terminate the contract.

Chapter 4 Working hours and leaves

Article 7 Party A arrange Party B performing working hour system.

Article 8 Party B shall enjoy the legal holidays stipulated by the state, wedding leave, funeral leave, maternity leave and other paid holidays. Paid holiday treatment according to the relevant provisions, and subject to the relevant national and local laws and regulations.

Chapter 5 Labor remuneration

Article 9 Party A shall pay salary to Party B prior to 10th every month, the salary is 17,000 RMB.

Article 10 Party A may adjust the salary level of Party B according to the operation condition, internal rules system, appraisal result, work tenure, punishment and rewards records and change of the post of Party B etc. but it shall not be lower than the salary standards stipulated by the country.

Chapter 6 Social insurance and welfare

Article 11 both parties shall pay social security according to the state and Beijing regulation. Party A shall do necessary social security process for party B and take social security responsibility.

Article 12 The welfare of Party B shall be subject to the rules of the country and Party A.

Article 13 Party B shall have the right of benefit for occupation disease or Injury according to the state and Beijing regulation.

Article 14 Party A should provide party B the other welfare: physical examination.

Chapter 7 Labor protection work condition and occupation disease protection

Article 15 Party A shall equip Party B with the necessary safety protection measures and issue the necessary labor protection articles according to the needs of the post and the rules of the labor safety and hygiene.

Article 16 During the labor process, Party B shall abide by the safety operation procedure to prevent the accidents during the labor process, decrease the occupational harm and consciously protect the assets such as the tools of the Party A. It is strictly forbidden to make the operation by violating the rules.

Article 17 Party A shall set up and optimize the occupational disease cure responsibility system, enforce the management over the occupational disease and promote the cure level of the occupational disease.

Chapter 8 Dissolution, termination and compensation of contract

Article 18   Both parties shall abide by the <PRC labor contract> and regulations of the state and Beijing for the contract dissolution, termination or continue labor contract.

Article 19   Party A shall give party B proof of contract termination or contract break and do the file and social security transfer within 15 days.

Article 20   Party B shall do the transfer of the job according to both parties. If there is any compensation, party A shall pay for it during the transfer.

Chapter 9 The added contents

Article 21  Both parties agrees to add more added contents as follows:

1

(1) Party A helps Party B make the social security, Party B should cooperate positively. Within 15days, Party B should prepare for the material and hand in Party A, as Party A’s fault leading to the social security not complete, Party B takes the consequence.

(2) Both parties terminate the contract, Party B should transact the personal documents out the company within 15 days, if not, Party A will return it to the subdistrict office or relevant talent center, Party B takes the correlative charges.

2. When Party A’s name, phone number, address and other information changes, it should inform Party B in written form, as a result, varities of files can reach conveniently.

3. Party A informs Party B in written form based on the offered address by Party B. If the information wasn’t correct, Party B takes the consequence.

4. If the parties revoke, modify, terminate and extent the labor contract, they shall perform them according to the relevant rules of the Labor Contract Law and the country, province and city etc.

5. During the working period, Party B has no right to own the equipment and relevant tangible or intangible intellectual property rights. Because Party B’s breach the rules, result the economic losses, Party B shall bear the compensation and the related responsibility.

6. If party B requires to revoke the labor contract, they shall inform Party A in writing with thirty (30) day pre-notice (The person under probation needs a pre-notice of three(3) days and the professional people with the pre-notice of six months).

7. Without Party A’s written approval, Party B can’t do a part-time job. If break the company’s regulation, Party A has the right to terminate the labor contract.

8. According to the equal and voluntariness consultations by both Parties, Party A can change the welfare, working content and work place about the contract.

9. When the contract period finish, Party B has the right to terminate the contract.

10. When Party B breaks the company’s regulation, Party A can terminate the contract or reduce the wage based on the company system.

11. Party A seriously violates the laws, rules and Party A’s labor discipline and regulations, causes heavy losses to Party A, Party B shall be liable within the scope of responsibility.

12. As Party B’s illegal activity causes heavy losses to Party A, Party A can terminate the contract based on company system.

13. Party A can formulate the new company system according to the country’s relevant regulation. If this contract term is conflict with the country’s new regulation and Party A’s new company system, both parties should implement the country and Party A’s new regulations.

14. When Party B violates the contract’s rules, Party B should pay back the training fees and take the liquidated damage.

15. Commercial secrets and competitions:

(1) Referred to in this contract, the commercial secret is not familiar with the public and it can bring benefit to the company.

(2) Within the contract period, Party B has the obligation to keep the commercial secret of the company. Party B should not copy, take photo, steal and other forms to own, broadcast, sell and allow anyone to use the company’s commercial secret.

(3) Due to Party B violate the confidentially agreement, causes Party A’s heavy losses, Party B takes the consequence.

(4) After the contract terminate, Party B still need to abide by the confidential agreement, can’t broadcast or tell anyone through any forms.

(5) As Party B’s job related to the commercial secret, after 2 years expiration of the contract, Party B can’t do the business related to the company’s commercial secret.

(6) As the compensation of Party B taking the obligation, Party A pay 50% of Party B’s basis salary.

(7) After leaving the office, Party B shouldn’t allure other employee turnover.

(8) If Party B were not implementing the non-complete obligation, except payback the full compensation, it still should pay the penalty 5-500,000 RMB.

Chapter 10 Labor disputes settlement and miscellaneous

Article 22 Regarding the labor disputes arisen of the parties during the performance of the contract, they shall be solved through consultations or intervened by the trade union of the unit or applied for the medication from the labor dispute coordination committee. Regarding those who fail to reach the agreement or are not willing to be intermediated, they may file the arbitration from the Labor Dispute Arbitration Committee. Regarding those who don’t agree with the arbitration, they may file the law suite from the people’s court.

Article 23 Appendix of this contract as follows, including but not limited to:

1. Company Management System

2. Attendance Management System

 In the period of the contract, Party A can issue new regulations, adopt new management system and process at any time, according to their own production, management, management needs.

  Party B’s work email:

  Work email is Party B’s essential tool , it should be kept working state, if there is any problem, promptly contact relevant staff to solve, otherwise the damage caused by failing to master the relevant information, Party B takes the consequence. Party B promises his correspondence address of the contract shall be the address that Party A sends the letters or mails to Party B. If any letters or mails are not returned or undeliverable after Party A sends them, it is deemed that they have arrived at Party B.

Article 24 Anything leftover or any article in this contract which conflict with the future regulation will abide by the future regulation.

Article 25 The contract will come into force after signature or seal of the parties and be made in duplicate with each party holding one copy.

Party A(official stamp)  Qianxian Guangshi (Beijing) Media and Advertisement Co., Ltd.

Legal representative (person in charge) or agent (signature or stamp) /s/ Yahong Zhao

Party B(signature or stamp) /s/ Yong Xu

Date: September 3rd, 2012